Exhibit 3.38

LIMITED LIABILITY COMPANY AGREEMENT

OF

AMERICAN TELECASTING OF SANTA BARBARA, LLC

(a Delaware Limited Liability Company)

Effective

as of

October 22, 2008

LIMITED LIABILITY COMPANY AGREEMENT
of
AMERICAN TELECASTING OF SANTA BARBARA, LLC

(a Delaware Limited Liability Company)

THIS LIMITED LIABILITY COMPANY AGREEMENT, effective as of October 21, 2008, is made by and between American Telecasting of Santa Barbara, LLC (the “Company”) and American Telecasting, Inc., a Delaware corporation, as the sole member of the Company (the “Member”).  The Company is formed as a Delaware limited liability company under the Delaware Limited Liability Company Act, 6 Del.C. § 18-101 et seq., as it may be amended from time to time, and any successor to such statute (the “Act”).

1.           Certificate of Formation.  A Certificate of Formation was filed on October 21, 2008, stated to be effective upon filing, the date on which the term of the Company shall begin.  The Company has been formed under the provisions of the Act for the purposes and on the terms set forth in this Agreement.

2.           Name.  The name of the Company is “American Telecasting of Santa Barbara, LLC.”

3.           Purpose.  The purpose and business of the Company is to engage in any and all lawful activity permitted to be conducted by a limited liability company under the Act, and to exercise all other powers necessary or reasonably connected or incidental to such purpose and business that may be legally exercised by the Company.

4.           Term.  The term of the Company shall continue until the Company is dissolved in accordance with Section 10.

5.           Principal Place of Business.  The principal place of business of the Company shall be 6200 Sprint Parkway, Overland Park, Kansas, 66251.  The Manager may relocate the principal place of business or establish additional offices from time to time.

6.           Registered Office and Registered Agent.  The Company’s initial registered agent and the address of its initial registered office are Corporation Service Company, 2711 Centreville Road, Suite 400, County of New Castle, Wilmington, Delaware 19808.  The registered office and registered agent may be changed from time to time as determined by the Manager.

7.           Member.  The Member is American Telecasting, Inc.

8.           Management.

8.1.        Management by Manager.  The business and affairs of the Company shall be managed by American Telecasting, Inc. (the “Manager”).  The Manager shall have full and complete authority, power and discretion to manage and control the business, affairs and properties of the Company and to perform any and all other acts or activities customary or incident to the management of the Company in the ordinary course of its business.  The Manager may be removed by the Member at any time and from time to time, with or without cause, and the Member may appoint another person (including the Member) to serve as Manager of the Company.

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8.2.         Officers and Agents.  The Manager may authorize one or more officers and agents to enter into any contract or to otherwise act on behalf of the Company to the extent that the Manager could take such action.  Such authority may be general or be defined to specific instances.  Unless authorized to do so by this Agreement or by the Manager, no employee, officer, or other agent of the Company shall have any power or authority to bind the Company in any way, to pledge its credit or to render it liable for any purpose.

9.           Financial Matters.

9.1.        Capital Contributions.  The Member has made a capital contribution of $1.00 to the Company in exchange for all of the outstanding membership interests in the Company.

9.2.        Distributions.  The Manager may, in its discretion, cause the Company to make distributions to the Member from time to time as permitted by the Act.

9.3.        U.S. Federal Income Tax Reporting.  For all periods when there is only one member of the Company, (a) the Company shall be treated for U.S. federal income tax purposes as an entity disregarded as separate from the Member, and (b), all items of income, gain, loss, deduction and credit of the Company attributable to such periods shall be reported on the Member’s U.S. federal income tax return.

10.         Dissolution and Liquidation.

10.1.      Events of Dissolution.  The Company shall dissolve upon the earlier of:

(a)         the sale, transfer or other disposition of all or substantially all of the Company’s assets unless otherwise determined by the Member in writing;

(b)         the entry of a decree of judicial dissolution under Section 17-802 of the Act; or

(c)         at any time there are no Members of the Company, unless the Company is continued in accordance with the Act.

11.         Limitation of Liability; Indemnification.

11.1.       Limitation of Liability.  Neither the Member nor the Manager shall have any liability to the Company for monetary damages for conduct as the Member or the Manager, respectively, except as otherwise provided by the Act.  If the Act is hereafter amended to authorize Company action further limiting the personal liability of members and managers, then the liability of the Member and the Manager shall be eliminated or limited to the full extent permitted by the Act, as so amended.  No repeal or modification of the Act or this Section 11.1 shall adversely affect any right or protection of the Member or the Manager existing at the time of such repeal or modification for or with respect to an act or omission of the Member or the Manager occurring prior to such repeal or modification.

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11.2.       Indemnification.  The Company shall indemnify the Member and the Manager from and against any judgments, settlements, penalties, fines or expenses incurred in a proceeding to which the Member or the Manager is a party because it is, or was, the Member or the Manager to the fullest extent as permitted by the Act.  The right to indemnification and payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section 11.2 shall not be exclusive of any other right the Member or the Manager may have or hereafter acquire under any statute, this Agreement or otherwise.  No repeal or modification of the Act or this Section 11.2 shall adversely affect any right of the Member or the Manager to indemnification existing at the time of such repeal or modification for or with respect to indemnification related to an act or omission of the Member or the Manager occurring prior to such repeal or modification.

12.         Miscellaneous.

12.1.      Assignment.  The Member may assign in whole or in part its membership in the Company.

12.2.      Governing Law.  This Agreement shall be construed and enforced in accordance with the internal laws of the State of Delaware, including without limitation, the Act.

12.3.      Amendments.  This Agreement may not be amended except by the written agreement of the Member.

12.4.      Severability.  If any provision of this Agreement or the application thereof to any person or circumstance shall he invalid, illegal or unenforceable to any extent, the remainder of this Agreement and the application thereof shall not be affected and shall be enforceable to the fullest extent permitted by law.

12.5.      Heirs, Successors and Assigns.  Each and all of the covenants, terms, provisions and agreements herein contained shall be binding upon and inure to the benefit of the parties hereto and, to the extent permitted by this Agreement, their respective heirs, legal representatives, successors and assigns.

12.6.      Creditors.  None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditors of the Company.

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Executed as of the date first above written by the undersigned.

COMPANY:		MEMBER:

American Telecasting of Santa Barbara, LLC		American Telecasting, Inc.

By:	American Telecasting, Inc.	By:	/s/ Timothy P. O’Grady
Title:	Manager and Sole Member	Name:	Timothy P. O’Grady
		Title:	Vice President

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

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ACKNOWLEDGEMENT AGREEMENT

THIS ACKNOWLEDGEMENT AGREEMENT (this “Agreement”), dated as of November 28, 2008 (the “Effective Time”), is entered into by and among Sprint HoldCo, LLC, a Delaware limited liability company (the “Contributor”), SX Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of the Contributor (the “LLC”) and each of the entities set forth on Exhibit A (the “Transfer Entities”).

WHEREAS, the Contributor was the owner of membership interests in the Transfer Entities and the sole member of the Transfer Entities;

WHEREAS, pursuant to the Contribution Agreement by and between the Contributor and the LLC dated as of November 28, 2008, the Contributor transferred to the LLC, and the LLC accepted from the Contributor all of Contributor’s membership interests in each of the Transfer Entities, and the LLC became the sole member of each of the Transfer Entities.

NOW, THEREFORE, BE IT RESOLVED, that in consideration of the foregoing recitals and the mutual covenants and agreements contained in this Agreement, the parties agree as follows:

1.	Member: The LLC is the sole Member (as defined in the applicable limited liability company agreements governing each of the Transfer Entities) for each of the Transfer Entities.

2.	Manager: The LLC is the Manager (as defined in the applicable limited liability company agreements governing each of the Transfer Entities) for each of the Transfer Entities.

3.
Amendments to Limited Liability Company Agreements:  The limited liability company agreements governing each of the Transfer Entities are hereby amended to provide for the LLC as the sole Member and Manager for each of the Transfer Entities.

4.	Capital Contribution: The contribution of the membership interest in each of the Transfer Entities shall be deemed a capital contribution of Contributor to LLC.

5.	Miscellaneous:

a.	Assignment: This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

b.	Governing Law: This Agreement shall be construed in accordance with, and governed by, the laws of the State of Delaware.

c.
Further Assurances:  Each of the parties will, and will cause their respective affiliates to, execute and deliver such further certificates, agreements and other documents and to take such other actions as the other parties may reasonably request to consummate or implement the transactions contemplated by this Agreement or to evidence such events or matters.  To the extent any Contributed Interests are not transferred on the date hereof, the Contributor will transfer any such interests to LLC as soon as reasonably practicable after such interests become transferable.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first written above.

Sprint HoldCo, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

SX Sub, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

NSAC, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

WBC NY, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

ATL MDS, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

LA MDS, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

Signature Page to Acknowledgement Agreement

NY MDS, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

SF MDS, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

Via/Net, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

Wavepath Sub, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

Sprint (Bay Area), LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

Transworld Telecom II, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

WHI Sub, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

Bay Area Cablevision, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

Signature Page to Acknowledgement Agreement

TWTV Spokane, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

TTI Acquisition, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

WHI SD LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

ATI Sub, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

American Telecasting Development, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

American Telecasting of Anchorage, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

American Telecasting of Bend, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

American Telecasting of Bismarck, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

Signature Page to Acknowledgement Agreement

American Telecasting of Cincinnati, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

American Telecasting of Colorado Springs, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

American Telecasting of Columbus, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

American Telecasting of Denver, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

American Telecasting of Ft. Collins, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

American Telecasting of Fort Myers, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

American Telecasting of Green Bay, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

American Telecasting of Jackson, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

Signature Page to Acknowledgement Agreement

American Telecasting of Lansing, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

American Telecasting of Lincoln, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

American Telecasting of Little Rock, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

American Telecasting of Louisville, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

American Telecasting of Medford, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

American Telecasting of Michiana, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

American Telecasting of Monterey, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

American Telecasting of Oklahoma, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

Signature Page to Acknowledgement Agreement

American Telecasting of Portland, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

American Telecasting of Redding, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

American Telecasting of Salem/Eugene, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

American Telecasting of Santa Barbara, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

ATI of Santa Rosa, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

American Telecasting of Seattle, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

American Telecasting of Sheridan, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

American Telecasting of Toledo, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

Signature Page to Acknowledgement Agreement

American Telecasting of Youngstown, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

American Telecasting of Yuba City, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

PCTV Sub, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

Alda Gold II, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

Alda Tucson, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

Alda Wireless Holdings, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

PCTV Gold II, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

People’s Choice TV of Albuquerque, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

Signature Page to Acknowledgement Agreement

People’s Choice TV of Houston, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

PCTV of Milwaukee, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

PCTV of Salt Lake City, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

People’s Choice TV of St. Louis, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

People’s Choice TV of Tucson, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

Preferred Entertainment, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

SpeedChoice of Detroit, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

SpeedChoice of Phoenix, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

Signature Page to Acknowledgement Agreement

Wireless Cable of Indianapolis, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

G&S TV LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

WCOF, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

TDI Acquisition Sub, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

WBS California, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

WBS Idaho, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

WBS Montana, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

Wireless Broadband Services of America, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

Signature Page to Acknowledgement Agreement

Sprint Wireless Broadband Company LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

Wireless Broadcasting Systems of Knoxville, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

WBS Washington, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

WBS Oregon, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

WBS of America, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

WBS of Sacramento, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

WBS of Ft. Pierce, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

WBS of Melbourne, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

Signature Page to Acknowledgement Agreement

WBS of West Palm, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

SCC X, LLC

By:	/s/ Timothy P. O’Grady
Name:	Timothy P. O’Grady
Title:	Vice President

Signature Page to Acknowledgement Agreement

EXHIBIT A

NSAC, LLC	PCTV Gold II, LLC
WBC NY, LLC	People's Choice TV of Albuquerque, LLC
ATL MDS, LLC	People's Choice TV of Houston, LLC
LA MDS, LLC	PCTV of Milwaukee, LLC
NY MDS, LLC	PCTV of Salt Lake City, LLC
SF MDS, LLC	People's Choice TV of St. Louis, LLC
Via/Net, LLC	People's Choice TV of Tucson, LLC
Wavepath Sub, LLC	Preferred Entertainment, LLC
Sprint (Bay Area), LLC	SpeedChoice of Detroit, LLC
Transworld Telecom II, LLC	SpeedChoice of Phoenix, LLC
WHI Sub, LLC	Wireless Cable of Indianapolis, LLC
Bay Area Cablevision, LLC	G&S TV LLC
TWTV Spokane, LLC	WCOF, LLC
TTI Acquisition, LLC	TDI Acquisition Sub, LLC
WHI SD LLC	WBS California, LLC
ATI Sub, LLC	WBS Idaho, LLC
American Telecasting Development, LLC	WBS Montana, LLC
American Telecasting of Anchorage, LLC	Wireless Broadband Services of America, LLC
American Telecasting of Bend, LLC	Sprint Wireless Broadband Company LLC
American Telecasting of Bismarck, LLC	Wireless Broadcasting Systems of Knoxville, LLC
American Telecasting of Cincinnati, LLC	WBS Washington, LLC
American Telecasting of Colorado Springs, LLC	WBS Oregon, LLC
American Telecasting of Columbus, LLC	WBS of America, LLC
American Telecasting of Denver, LLC	WBS of Sacramento, LLC
American Telecasting of Fort Collins, LLC	WBS of Ft. Pierce, LLC
American Telecasting of Fort Myers, LLC	WBS of Melbourne, LLC
American Telecasting of Green Bay, LLC	WBS of West Palm, LLC
American Telecasting of Jackson, LLC	SCC X, LLC
American Telecasting of Lansing, LLC
American Telecasting of Lincoln, LLC
American Telecasting of Little Rock, LLC
American Telecasting of Louisville, LLC
American Telecasting of Medford, LLC
American Telecasting of Michiana, LLC
American Telecasting of Monterey, LLC
American Telecasting of Oklahoma, LLC
American Telecasting of Portland, LLC
American Telecasting of Redding, LLC
American Telecasting of Salem/Eugene, LLC
American Telecasting of Santa Barbara, LLC
ATI of Santa Rosa, LLC
American Telecasting of Seattle, LLC
American Telecasting of Sheridan, LLC
American Telecasting of Toledo, LLC
American Telecasting of Youngstown, LLC
American Telecasting of Yuba City, LLC
PCTV Sub, LLC
Alda Gold II, LLC
Alda Tucson, LLC
Alda Wireless Holdings, LLC